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                             EXHIBIT NO. 10.7

                     MEXICO'S FM3 DOCUMENT FILED ON
                     DANIEL N. LOMAX (EQUIVALENT TO
                  WORKINGPAPERS PERMITTING MR. LOMAX TO
                     WORK AT HOSPITAL LAS AMERICAS)


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                               [PASSPORT]